Exhibit 3.43

PAGE 1
     I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CONVERSION OF A DELAWARE CORPORATION UNDER THE NAME OF “REYNOLDS PACKAGING INC.” TO A DELAWARE LIMITED LIABILITY COMPANY, CHANGING ITS NAME FROM “REYNOLDS PACKAGING INC.” TO “REYNOLDS PACKAGING HOLDINGS LLC”, FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF DECEMBER, A.D. 2011, AT 3:24 O’CLOCK P.M.
     AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF CONVERSION IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2011, AT 12:01 O’CLOCK A.M.

            4484750      8100V
            111292566
You may verify this certificate online
at corp.delaware.gov/authver.shtml

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State
AUTHENTICATION: 9230353

DATE: 12-15-11

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:24 PM 12/14/2011
FILED 03:24 PM 12/14/2011
SRV 111292566 — 4484750 FILE
CERTIFICATE OF CONVERSION FROM A CORPORATION
TO A LIMITED LIABILITY COMPANY
OF
REYNOLDS PACKAGING INC.
TO
REYNOLDS PACKAGING HOLDINGS LLC
     This Certificate of Conversion to Limited Liability Company, dated as of December 14, 2011, has been duly executed and is being filed by Reynolds Packaging Inc., a Delaware corporation (the “Company”), to convert the Company to a Delaware limited liability company pursuant to Section 18-214 of the Delaware Limited Liability Company Act.
     1. The Company’s name immediately prior to the filing of this Certificate of Conversion to Limited Liability Company was Reynolds Packaging Inc.
     2. The Company filed its original certificate of incorporation with the Secretary of State of the State of Delaware and was first incorporated on January 11, 2008 in the State of Delaware, and was incorporated in the State of Delaware immediately prior to the filing of this Certificate of Conversion to Limited Liability Company.
     3. The name of the Delaware limited liability company into which the Company shall be converted as set forth in its Certificate of Formation is Reynolds Packaging Holdings LLC.
     4. The conversion of the Company to the Delaware limited liability company has been approved in accordance with the provisions of Sections 141(f), 228 and 266 of the General Corporation Law of the State of Delaware.
     5. The conversion of the Company to the Delaware limited liability company shall be effective at 12:01 am on December 31, 2011.
[Remainder of the page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Conversion to Limited Liability Company as of the date first-above written.

REYNOLDS PACKAGING INC.
By:	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President and Secretary

     I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF CERTIFICATE OF FORMATION OF “REYNOLDS PACKAGING HOLDINGS LLC” FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF DECEMBER, A.D. 2011, AT 3:24 O’CLOCK P.M.
     AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF FORMATION IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2011, AT 12:01 O’CLOCK A.M.

               4484750      8100V
               111292566
You may verify this certificate online
at corp.delaware.gov/authver.shtml

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State
AUTHENTICATION: 9230353

DATE: 12-15-11

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:24 PM 12/14/2011
FILED 03:24 PM 12/14/2011
SRV 111292566 — 4484750 FILE
CERTIFICATE OF FORMATION
OF
REYNOLDS PACKAGING HOLDINGS LLC
     This Certificate of Formation of REYNOLDS PACKAGING HOLDINGS LLC (the “Company”), dated on the 14th day of December, 2011, is being duly executed and filed by Helen Dorothy Golding, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. §18-101, et seq.).
     FIRST. The name of the limited liability company formed is Reynolds Packaging Holdings LLC.
     SECOND. The address of the registered office of the Company in the State of Delaware is National Registered Agents, Inc., 160 Greentree Drive, Suite 101, Dover, Delaware, 19904.
     THIRD. The name and address of the registered agent for service of process on the Company in the State of Delaware are National Registered Agents, Inc., 160 Greentree Drive, Suite 101, Dover, Delaware, 19904.
     FOURTH. The formation of the limited liability company will be effective at 12:01 am on December 31, 2011.
[Remainder of the page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
Authorized Person